                                  EXHIBIT 10.1

                                 LEASE AGREEMENT

                               DATED JUNE 26, 1997

                       SOUTHERN CALIFORNIA CHAPTER OF THE
                 SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC.
                          INDUSTRIAL REAL ESTATE LEASE
                            (SINGLE-TENANT FACILITY)

ARTICLE ONE:         BASIC TERMS

           Section 1.01. DATE OF LEASE: June 26, 1997

           Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): MAJESTIC REALTY CO. AND PATRICIAN ASSOCIATES, INC., both California corporations.

Address of Landlord: 13191 Crossroads Parkway North, Sixth Floor, City of Industry, CA 91746

           Section 1.03. TENANT (INCLUDE LEGAL ENTITY): LUMINEX, INC., a California corporation

Address of Tenant: 13710 Ramona Avenue, Chino, California 91710

           Section 1.04. PROPERTY: (INCLUDE STREET ADDRESS, APPROXIMATE SQUARE FOOTAGE AND DESCRIPTION): that approximately 25,000 square foot industrial building situated on approximately 1.55 acres of land and more commonly known as 13710 Ramona Avenue, Chino, California as outlined in red and subject to such areas as outlined in yellow as "Common Ingress and Egress" as shown on Exhibit "A" attached hereto and made a part hereof.

           Section 1.05. LEASE TERM: ________ years ---- months BEGINNING ON October 15, 1997 or such other date as is specified in this Lease, and ENDING ON October 14, 2000.

           Section 1.06. PERMITTED USES (See Article Five): Only for the manufacturing, warehousing, and distribution of lighting products and associated administrative uses.

           Section 1.07. TENANT'S GUARANTOR: (If none, so state) Mr. Wasif Siddiqui, an individual

           Section 1.08. BROKERS: (See Article Fourteen) (If none, so state)

           Landlord's Broker: Majestic Realty Co.

           Tenant's Broker: Grubb & Ellis Company

           Section 1.09. COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article Fourteen) $per separate agreement.

           Section 1.10. INITIAL SECURITY DEPOSIT: (See Section 3.03) $33,750.00

           Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: per Exhibit "A."

           Section 1.12. RENT AND OTHER CHARGES PAYABLE TO TENANT:

           (a) BASE RENT: ELEVEN THOUSAND TWO HUNDRED FIFTY AND NO/100 --- Dollars ($11,250.00) per month for the first 36 months, as provided in Section 3.01.

           (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes above the "Base Real Property Taxes" (See Section 4.02); (ii) Utilities (See, Section 4.03);
(iii) Increased Insurance Premiums above "Base Premiums" (See Section 4.04);
(iv) Impounds for Tenant's Share of Insurance Premiums and Property Taxes (See
Section 4.07); (v) Maintenance, Repairs and Alterations (See Article Six).

           Section 1.13. COSTS AND CHARGES PAYABLE BY LANDLORD: (a) Base Real Property Taxes (See Section 4.02); (b) Base Insurance Premiums (See Section 4.04(c)); (c) Maintenance and Repair (See Article Six).

           Section 1.14. LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE:
(See Section 9.05) fifty percent (50%) of the Profit (the "Landlord's Share").

           Section 1.15. RIDERS: The following Riders are attached to and made a part of this Lease: (If none, so state) Rider pages 1 through 9. Option to Extend Term Lease Rider, Guaranty of Lease and Exhibits "A", "B", "C", "D", "E", and "F".

ARTICLE TWO: LEASE TERM

           Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

           Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant and the Lease Term shall be necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty
(60) day period ends. If Tenant gives such notice, the Lease shall be canceled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

           Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

           Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by Twenty-five percent (25%).

SEE RIDER SECTION 2.05.

ARTICLE THREE: BASE RENT

           Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

           Section 3.02. Intentionally omitted.

           Section 3.03. SECURITY DEPOSIT; LETTER OF CREDIT; INCREASES.

           (a) Intentionally Omitted. See Rider Section 3.03.

           (b) Each time the Base Rent is increased after the initial Lease Term, Tenant shall deposit additional funds with Landlord sufficient to increase the Letter of Credit to an amount which bears the same relationship to the adjusted Base Rent as the initial bore to the initial Base Rent.

           Section 3.04. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

           Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

           Section 4.02. PROPERTY TAXES.

           (a) REAL PROPERTY TAXES. Landlord shall pay the "Base Real Property Taxes" on the Property during the Lease Term. The Annual Base Real Property Taxes for the Property are Twenty One Thousand One Hundred Forty- Two and 44/100 Dollars ($21,142.44). Tenant shall pay Landlord the amount, if any, by which the real property taxes during the Lease Term exceed the Base Real Property Taxes. Subject to Paragraph 4.02(c), Tenant shall make such payments within fifteen
(15) days after receipt of Landlord's statement showing the amount and computation of such increase. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term.

           (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

           (c) JOINT ASSESSMENT. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

           (d) PERSONAL PROPERTY TAXES.

                     (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

                     (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

           Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

           Section 4.04. INSURANCE POLICIES.

           (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

           (b) PROPERTY AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

           (c) PAYMENT OF PREMIUMS.

                     (i) Landlord shall pay the "Base Premiums" for the insurance policies maintained by Landlord under Paragraph 4.04(b). Base Premiums for the Property are Four Hundred Fifty and no/100 Dollars ($450.00) annually.

                     (ii) Tenant shall pay Landlord the amount, if any, by which the insurance premiums for all policies maintained by Landlord under Paragraph 4.04(b) have increased over the Base Premiums, whether such increases result from the nature of Tenant's occupancy, any act or omission of Tenant, the requirement of any lender referred to in Article Eleven (Protection of Lenders), the increased value of the Property or general rate increases. However, if Landlord substantially increases the amount of insurance carried or the percentage of insured value after the period during which the Base Premiums were calculated, Tenant shall only pay Landlord the amount of increased premiums which would have been charged by the insurance carrier if the amount of insurance or percentage of insured value had not been substantially increased by Landlord. This adjustment in the amount due from Tenant shall be made only once during the Lease Term. Thereafter, Tenant shall be obligated to pay the full amount of any additional increases in the insurance premiums, including increases resulting from any further increases in the amount of insurance or percentage of insured value. Tenant shall pay Landlord the increases over the Base Premiums within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. If the insurance policies maintained by Landlord cover improvements or real property other than the Property, Landlord shall also deliver to Tenant a statement of the amount of the premiums applicable to the Property showing, in reasonable detail, how such amount was computed. If the Lease Term expires before the expiration of the insurance period, Tenant's liability shall be pro rated on an annual basis.

           (d) GENERAL INSURANCE PROVISIONS.

           (i) Any Insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

           (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is canceled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

           (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

           (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

           Section 4.05. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

           Section 4.06. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

           Section 4.07. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE: USE OF PROPERTY

           Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

           Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

           Section 5.03. "Intentionally Omitted". SEE RIDER SECTION 5.03.

           Section 5.04. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

           Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from:
(a) Tenant's use of the Property (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defense Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election. Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

           Section 5.06. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

           Section 5.07. QUIET POSSESSION. If tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

           Section 6.01. EXISTING CONDITIONS. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the property or the suitability of the property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is no relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease. SEE RIDER SECTION 6.01

           Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable fr any damage or injury t the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from (a) fire, steam electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or from other sources or places; or
(d) any act or omissions of any other tenant of landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of
Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

           Section 6.03. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), and except for damage caused by any act or omission of tenant, or tenant's employees, agents, contractors or invitees, Landlord shall keep the foundation roof, skylights, and structural portions of exterior walls of the improvements on the Property in good order, condition and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls, except to the extent such repairs are due to Landlord's negligent installation. Landlord shall not be obligated to make any repairs under this
Section 6.02 until a reasonable time after receipt of a written notice from Tenant of the need for such repairs. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease because of the condition of the Property. SEE RIDER SECTION 6.03

           Section 6.04. TENANT'S OBLIGATIONS.

           (a) Except as provided in Section 6.03 (Landlord's Obligations), Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair can't be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection of maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system at Tenant's expense. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of walls caused by Tenant's acts or omissions. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Property in an attractive, first-class and fully operative condition.

           (b) Tenant shall fulfill all of Tenant's obligations under this
Section 6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten
(10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

           Section 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

           (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed twenty-five thousand dollars ($25,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials upon written request from Landlord to Tenant.

           (b) Tenant shall pay when due all claims for labor and material furnished to the Property, Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non- responsibility on the Property.

           Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent; any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment, fencing or security gates; or other similar building pertaining equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

           Section 7.01.   PARTIAL DAMAGE TO PROPERTY.

           (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraphs 4.04(b) are sufficient to pay for the necessary repairs, the Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

           (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case the Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (120) days after receiving Landlord 's termination notice.

           (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

           Section 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.02), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate the later of (i) the date the destruction occurred, and (ii) the date Tenant ceases to do business at the Property. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord 's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord 's sole expense, except that it the destruction was caused by an act or omission of Tenancy, Tenant shall pay Landlord the difference between eh actual cost of rebuilding and any insurance process received by Landlord .

           Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damages, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair or restoration of or to the Property.

           Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of substantial or total destruction to the Property. SEE RIDER SECTION 7.05

ARTICLE EIGHT: CONDEMNATION

           If all or any portion of the Property is taken u under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor areas of the building in which the Property is located, or which is located on the Property is taken, either Landlord or Tenant may terminate this Lease as of the ate the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the concerning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor areas of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord the remainder of such award, whether as compensation for reduction the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not insufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord 's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

           Section 9.01 LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord 's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord 's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord 's consent.

           Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord 's consent, to any corporation which controls, is controlled by or is under common control of Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

           Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord 's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

           Section 9.04 Intentionally omitted.

           Section 9.05. LANDLORD'S CONSENT.

           (a) Tenant's request for consent to any transfer described in Section
9.01 shall set forth in writing the details of the papers transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant, Landlord shall have the right to terminate this Lease or to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonable deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assigned, Tenant may nonetheless sublease but not assign, all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

           (b) If Tenant assigns or subleases, the following shall apply:

           (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's share (stated in Section 1.14) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) cost and expenses directly incurred by Tenant inc connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such cost and expenses before Tenant is obligated to pay the Landlord's share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable t the subleased space as a percentage on a square footage basis.

           (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty
(30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

           (c) If Landlord elects to terminate this Lease pursuant to Section 9.05(a), Landlord may, if it elects, enter into a new lease covering the Property with the intended assignee or sublessee on such terms as Landlord and such person may agree or enter into a new lease covering the Property with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. From and after the date of such termination of this Lease, Tenant shall have no further obligation to Landlord hereunder, except for matters occurring or obligations arising hereunder period to the date of such termination.

           Section 9.06. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

           Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant./ Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

           Section 10.02. DEFAULTS. Tenant shall be in material default under this Lease:

           (a) If Tenant abandons the Property or if Tenant's vacation of the Property results int he cancellation of any insurance, described in Section 4.04;

           (b) If Tenant fails to pay rent or any other charge within three (3) days when due;

           (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

           (d) (i) If Tenant makes a general assignment or general arrangement for the benefit for creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

           (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

           Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

           (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. If Tenant shall be served with a demand for the payment of past due rent or any other charge, any payments rendered thereafter to cure any default by Tenant shall be made only by cashier's check. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including
(i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the rent. Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant provers Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional rent and other charges which Tenant would have paid for the balance of the Lease term after the time of award exceeds the amount of such rental loss the Tenant proves Landlord could have reasonably avoided; and (iv) any other, amount necessary to compensate Landlord for all the detriment proximately caused by Tenant;'s failure to perform its obligations under the Lease or which i n the ordinary course of things would be likely to result therefrom, including but no limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property. Landlord's reasonable attorney's fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of twelve percent (12%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "wroth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.01(a), or (ii) proceeding under Paragraph 10.03(b). Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations).

           (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

           (c) Pursue any other remedy now or hereafter available o Landlord under the laws of judicial decisions of the state in which the Property is located.

           Section 10.04. Intentionally omitted.

           Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorney's fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder ) shall constitute successor to Tenant in any bankruptcy or other proceeding.

           Section 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

           Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require in the form attached hereto as Exhibit "B" or such other form as is then required Landlord's lender, provided that Tenant's obligations under this Lease shall not be increased in any material way ( the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

           Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at ta foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interesting the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

           Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or documents.

           Section 11.04. ESTOPPEL CERTIFICATES.

           (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Ll a written statement in the form attached as Exhibit "C" or such other form is then required by Landlord's lender, certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the lst date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

           (b) If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of the Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

           Section 11.05. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS

           Section 12.01 LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the nondefaulting party incurs in connection with any breach or default of the defaulting party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of ta settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provision of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and cost. The losing party in such action shall pay such attorneys' fees and costs.
Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant;
(b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 o the United States Code as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

           Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN:    MISCELLANEOUS PROVISIONS

           Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

           Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES.

           (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

           (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

           (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

           Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

           Section 13.04. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading their Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, accts or omissions or Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

           Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the Lease of the Property and on other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.


           Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, [postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

           Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

           Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memoranda of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

           Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any right or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the right or interest of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

           Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If a Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

           Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

           Section 13.12. FORCE MAJEURE. If Landlord or Tenant cannot perform any of its obligations due to events beyond it's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages or labor or material, government regulation or restriction and weather conditions, but shall not include the obligations imposed with regard to rent or other charges to be paid by Tenant pursuant to this Lease.

           Section 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

           Section 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS

           Section 14.01. BROKER'S FEE. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker, or the sum stated in Section 1.09 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

           Section 14.02. PROTECTION OF BROKERS. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required by Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorney's fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

           Section 14.03. BROKER'S DISCLOSURE OF AGENCY. Landlord's Broker hereby discloses to Landlord and Tenant and Landlord and Tenant hereby consent to Landlord's Broker acting in this transaction as the agent of (check one):

            [X]      Landlord exclusively; or
            [ ]      both Landlord and Tenant.

           Section 14.04. NO OTHER BROKERS. Tenant represents and warrants to Landlord that the brokers named in Section 1.08 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

           ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

           Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.


                                                   "LANDLORD"

Signed on       August 19      , 1997        MAJESTIC REALTY CO.,
          ---------------------    --        a California corporation

at      City of Industry, CA                .By:     /s/
  -----------------------------------           --------------------------------
                                             By:
                                                --------------------------------

                                             PATRICIAN ASSOCIATES, INC.,
                                             a California corporation

                                             By:     /s/ Jon Jacobson
                                                --------------------------------
                                             By: Jon Jacobson, Vice President
                                                 Commercial Real Estate


                                                    "TENANT"

Signed on                    , 19            LUMINEX, INC., a California
          -------------------    ---         corporation

at                                .          By:   /s/ Wasif Siddiqui
  --------------------------------              --------------------------------

                                             Its:
                                                 -------------------------------

                                             -----------------------------------

                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------


           IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH

EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

           THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.

                      RIDER TO INDUSTRIAL REAL ESTATE LEASE

           This Rider ("RIDER") is made and entered into by MAJESTIC REALTY CO. ("Majestic") and PATRICIAN ASSOCIATES, INC. ("Patrician"), both California corporations (collectively, "LANDLORD") and LUMINEX, INC., a California corporation ("TENANT"), and is dated as of the date set forth on Section 1.01 of the Industrial Real Estate Lease between Landlord and Tenant ("LEASE") to which this Rider is attached. The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Rider are inconsistent with the terms and conditions of the Lease, the terms and conditions of this Rider shall control.

                                  SECTION 2.05
           TENANT'S ENTRY INTO THE PROPERTY PRIOR TO COMMENCEMENT DATE

           Tenant shall have the right to access of the Property prior to the Commencement Date for the purpose of installing and/or storing overstandard equipment or fixtures and preparing the Property for Tenant's use; provided that: (i) the previous tenant of the Property's lease has expired and/or terminated, (ii) Tenant and its agents do not interfere with Landlord's work on the Property, (iii) prior to Tenant's entry into the Property, Tenant shall submit a schedule to Landlord for approval, which schedule shall detail the timing and purpose of Tenant's entry and (iv) all of the terms and conditions of this Lease shall apply, other than Tenant's obligation to pay Base Rent, as thought he Commencement Date had occurred (although the Commencement Date shall not actually occur until the occurrence of the same pursuant to the terms of the third sentence of Section 2.01) upon such entry into the Property by Tenant. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Property and against injury to any persons caused by Tenant's actions or anyone's actions who are directly or indirectly employed by the Tenant. Tenant shall assume all risk of loss to Tenant's personal property and fixtures.

                                 SECTION 3.03(A)
                                LETTER OF CREDIT

           A. In General. In lieu of depositing with Landlord a Security Deposit, Tenant shall deliver to Landlord concurrent with Tenant's execution of this Lease, an unconditional, clean, irrevocable letter of credit (the "L-C") in the initial amount of THIRTY-THREE THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($33,750.00), which L-C shall be issued by a money-center bank (a bank which accepts deposits, maintains accounts, has a local Los Angeles office which will negotiate a letter of credit; and whose deposits are insured by the FDIC) reasonably acceptable to Landlord, and which L-C shall be in a form and content as set forth in Exhibit F, attached hereto. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the L-C.

           B. Application of the L-C. The L-C shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. The L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of rent, or if Tenant fails to renew the L-C at least thirty (30) days before its expiration, Landlord may, but shall not be required to, draw upon all or any portion of the L-C for payment of any rent or any other sum in default, or for the payment of any amount that Landlord may reasonably spend or may become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the L-C and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Any amount of the L-C which is drawn upon by Landlord, but is not used or applied by Landlord, shall be held by Landlord and deemed a security deposit (the "L-C Security Deposit"). If any portion of the L-C is drawn upon, Tenant shall, within five (5) days after written demand therefor, either (i) deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to cause the sum of the L-C Security Deposit and the amount of the remaining L-C to be equivalent to the amount of the L-C then required under this Lease or (ii) reinstate the L-C to the amount then required under this Lease, and if any portion of the L-C Security Deposit is used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord (which cash shall be applied by Landlord to the L-C Security Deposit) in an amount sufficient to restore the L-C Security Deposit to the amount then required under this Lease, and Tenant's failure to do



                                 RIDER - Page 1
so shall be a default under this Lease. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Property and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the L-C Security Deposit and/or the L-C to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the L-C Security Deposit and or the L-C. If the Tenant has not been in default under this Lease, the amount of the L-C shall, on the first (1st) and second (2nd) anniversary of the Lease Commencement Date, be reduced by an amount equal to ELEVEN THOUSAND TWO HUNDRED AND FIFTY AND NO/100 DOLLARS ($11,250.00). If Tenant performs every provision of this Lease, the L-C Security Deposit and/or the L-C, or any balance thereof, shall be returned to Tenant within sixty (60) days following the expiration or termination of the Lease.

                                  SECTION 5.03
                              HAZARDOUS MATERIALS:

5.03.1 DEFINITIONS.

           A. "Hazardous Material" means any substance, whether solid, liquid or gaseous in nature:

                     (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or

                     (ii) which is or becomes defined as a "hazardous waste", "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. section 1251 et seq.), the Clean Air Act (42 U.S.C.
section 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C.
section 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C.
section 651 et seq.), as these laws have been amended or supplemented; or

                     (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous or is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

                     (iv) the presence of which on the Property causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Property; or

                     (v) the presence of which on adjacent properties could constitute a trespass by Tenant; or

                     (vi) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

                     (vii) without limitation which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or

                     (viii) without limitation which contains radon gas.

           B. "Environmental Requirements" means all applicable present and future:

                     (i) statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items (including, but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation), of all Governmental Agencies; and

                     (ii) all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation, all requirements pertaining to emissions, discharges, releases, or threatened releases of Hazardous Materials or chemical substances into the air, surface



                                 RIDER - Page 2
water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials or chemical substances.

           C. "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses (including the expense of investigation and defense of any claim, whether or not such claim is ultimately defeated, or the amount of any good faith settlement or judgment arising from any such claim) of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable (including without limitation reasonable attorneys' fees and disbursements and consultants' fees) any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, or beneath the Property or migrating or threatening to migrate to or from the Property, or the existence of a violation of Environmental Requirements pertaining to the Property and the activities thereon, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Property. Environmental Damages include, without limitation:

                     (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Property, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest, penalties and damages arising from claims brought by or on behalf of employees of Tenant (with respect to which Tenant waives any right to raise as a defense against Landlord any immunity to which it may be entitled under any industrial or worker's compensation laws);

                     (ii) fees, costs or expenses incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of such Environmental Requirements, including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Governmental Agency or reasonably necessary to make full economic use of the Property or any other property in a manner consistent with its current use or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing the provisions of this Lease or collecting any sums due hereunder;

                     (iii) liability to any third person or Governmental Agency to indemnify such person or Governmental Agency for costs expended in connection with the items referenced in subparagraph (ii) above; and

                     (iv) diminution in the fair market value of the Property including without limitation any reduction in fair market rental value or life expectancy of the Property or the improvements located thereon or the restriction on the use of or adverse impact on the marketing of the Property or any portion thereof.

           D. "Governmental Agency" means all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states, counties, cities and political subdivisions thereof.

           E. The "Tenant Group" means Tenant, Tenant's successors, assignees, guarantors, officers, directors, agents, employees, invitees, permitees or other parties under the supervision or control of Tenant or entering the Property during the term of this Lease with the permission or knowledge of Tenant other than Landlord or its agents or employees.

5.03.2 PROHIBITIONS.

           A. Other than normal quantities of general office supplies and except as specified on Exhibit "D" attached hereto, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Property by The Tenant Group, or any other person without the prior written consent of Landlord. From time to time during the term of this Lease, Tenant may request Landlord's approval of Tenant's use of other Hazardous Materials, which approval may be withheld in Landlord's sole discretion. Tenant shall, prior to the Commencement Date, provide to Landlord for those Hazardous Materials described on Exhibit "D" (a) a description of handling, storage, use and disposal procedures, and (b) all "community right to know" plans or disclosures and/or emergency response plans which Tenant is required to supply to local governmental agencies pursuant to any Environmental Requirements.



                                 RIDER - Page 3

           B. Tenant shall not cause, permit or suffer the existence or the commission by The Tenant Group, or by any other person, of a violation of any Environmental Requirements upon, about or beneath the Property.

           C. Tenant shall neither create or suffer to exist, nor permit The Tenant Group to create or suffer to exist any lien, security interest or other charge or encumbrance of any kind with respect to the Property, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. section 9607(l)) or any similar state statute.

           D. Tenant shall not install, operate or maintain any above or below grade tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the property without Landlord's prior written consent.

5.03.3 INDEMNITY.

           A. Tenant, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless:

                     (i) Landlord; and

                     (ii) any other person who acquires all or a portion of the Property in any manner (including purchase at a foreclosure sale) or who becomes entitled to exercise the rights and remedies of Landlord under this Lease; and

                     (iii) the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of such persons, from and against any and all Environmental Damages which exist as a result of the activities or negligence of The Tenant Group or which exist as a result of the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease, or by Tenant's remediation of the Property or failure to meet its remediation obligations contained in this Lease.

           B. The obligations contained in this Section 5.03 shall include, but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons. Landlord, at its sole expense, may employ additional counsel of its choice to associate with counsel representing Tenant.

           C. Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Tenant's activities. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Property by a Hazardous Material.

           D. The obligations of Tenant in this paragraph shall survive the expiration or termination of this Lease.

           E. The obligations of Tenant under this paragraph shall not be affected by any investigation by or on behalf of Landlord, or by any information which Landlord may have or obtain with respect thereto.

5.03.4 OBLIGATION TO REMEDIATE.

           In addition to the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, upon approval and demand of Landlord, at its sole cost and expense and using contractors approved by Landlord, promptly take all actions to remediate the Property which are required by any Governmental Agency, or which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Property, which remediation is necessitated from the presence upon, about or beneath the Property, at any time during or upon termination of this Lease, of a Hazardous Material or a violation of Environmental Requirements existing as a result of the activities or negligence of the Tenant Group. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Property, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off the Property,



                                 RIDER - Page 4
which shall be performed in a manner approved by Landlord. Tenant shall take all actions necessary to restore the Property to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Property, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies. Notwithstanding the foregoing, Tenant shall have no obligation to remediate the Property if the Environmental Damages are a direct result of the actions of a previous occupant of the Property or a previous or present occupant or owner of any adjoining or neighboring properties.

5.03.5 RIGHT TO INSPECT.

           Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Property, including invasive tests, at any reasonable time to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Property and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Property or surrounding properties and activities thereon. Landlord shall have the right, but not the duty, to retain any independent professional consultant (the "Consultant") to enter the Property to conduct such an inspection or to review any report prepared by or for Tenant concerning such compliance. The cost of the Consultant shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by The Tenant Group or the existence of a Hazardous Material on the Property or any other property caused by the activities or negligence of The Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved by Landlord), in which case Tenant shall pay the cost of the Consultant. Tenant hereby grants to Landlord, and the agents, employees, consultants and contractors of Landlord the right to enter the Property and to perform such tests on the Property as are reasonably necessary to conduct such reviews and investigations. Landlord shall use its best efforts to minimize interference with the business of Tenant.

5.03.6 NOTIFICATION.

           If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Property or past or present activities of any person thereon, including but not limited to notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ, or injunction, relating to same, then Tenant shall deliver to Landlord within ten (10) days of the receipt of such notice or communication by Tenant, a written description of said violation, liability, or actual or threatened event or condition, together with copies of any documents evidencing same. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification.

           If requested by Landlord, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials other than general office supplies referred to in Section 5.03.2 of this Rider, which were used, generated, treated, handled, stored or disposed of on the Property or which Tenant intends to use, generate, treat, handle, store or dispose of on the Property, for the year prior to and after such Disclosure Date. The foregoing in no way shall limit the necessity for Tenant obtaining Landlord's consent pursuant to Section
5.03.2 of this Rider.

5.03.7 SURRENDER OF PREMISES.

           In the ninety (90) days prior to the expiration or termination of the Lease Term, and for up to ninety (90) days after Tenant fully surrenders possession of the Property, Landlord may have an environmental assessment of the Property performed in accordance with Section 5.03.5 of this Rider, at Landlord's sole cost and expense; provided however if the environmental assessment reveals any Environmental Damages, then Tenant, upon demand from Landlord, shall reimburse Landlord for the full cost of the environmental assessment. Tenant shall perform, at its sole cost and expense, any clean-up or remedial work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials and/or contamination of the Property caused by the activities or negligence of The Tenant Group.



                                 RIDER - Page 5

5.03.8 ASSIGNMENT AND SUBLETTING.

           In the event the Lease provides that Tenant may assign the Lease or sublet the Property subject to Landlord's consent and/or certain other conditions, and if the proposed assignee's or sublessee's activities in or about the Property involve the use, handling, storage or disposal of any Hazardous Materials other than those used by Tenant and in quantities and processes similar to Tenant's uses in compliance with the Rider, (i) it shall be reasonable for Landlord to withhold its consent to such assignment or sublease in light of the risk of contamination posed by such activities and/or (ii) Landlord may impose an additional condition to such assignment or sublease which requires Tenant to reasonably establish that such assignee's or sublessee's activities pose no materially greater risk of contamination to the Property than do Tenant's permitted activities in view of the (a) quantities, toxicity and other properties of the Hazardous Materials to be used by such assignee or sublessee, (b) the precautions against a release of Hazardous Materials such assignee or sublessee agrees to implement, (c) such assignee's or sublessee's financial condition as it relates to its ability to fund a major clean-up and
(d) such assignee's or sublessee's policy and historical record respecting its willingness to respond to the clean up of a release of Hazardous Materials.

5.03.9 SURVIVAL OF HAZARDOUS MATERIALS OBLIGATION.

           Tenant's breach of any of its covenants or obligations under this Rider shall constitute a material default under the Lease. The obligations of Tenant under this Rider shall survive the expiration or earlier termination of the Lease without any limitation, and shall constitute obligations that are independent and severable from Tenant's covenants and obligations to pay rent under the Lease.

                                  ARTICLE SIX:
                             CONDITION OF PROPERTY:

SECTION 6.01 EXISTING CONDITIONS

           Section 6.01 of the Lease is hereby amended by adding the following at the end thereof:

          "Notwithstanding the foregoing, the improvements on the Property on such date as this Lease is fully executed and delivered (the "Lease Date") shall comply with all applicable covenants and restrictions of record and any building codes, regulations and ordinances in effect upon the Lease Date ("Applicable Laws") whether such codes, regulations and ordinances are federal, state or local. If the improvements on the Property as of the Lease Date do not comply with Applicable Laws, except to the extent such Applicable Laws are required due to Tenant's use of the Property or any alterations made by Tenant, then Landlord shall promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of noncompliance, rectify the same at Landlord's expense. If Tenant fails to give Landlord such written notice of noncompliance within thirty (30) days following the Lease Date, correction of that noncompliance shall be the obligation of Tenant at Tenant's sole cost and expense."

SECTION 6.03 LANDLORD'S OBLIGATIONS:

           Section 6.03 of the Lease is hereby amended by adding the following at the end thereof:

          "Notwithstanding the foregoing, Landlord shall, at Landlord's expense, repair the existing plumbing, electrical, air conditioning, fire sprinkler\alarm system, heating, loading doors and ventilating systems in the Property, if such are not in good operating condition on the Lease Date, except to the extent such repairs are required due to the negligence or willful misconduct of Tenant; provided, however that Tenant gives Landlord written notice and sets forth with specificity the nature and extent of such repair, within thirty (30) days following the Lease Date."



                                 RIDER - Page 6

SECTION 7.05 SUBSTANTIAL OR TOTAL DESTRUCTION:

           Notwithstanding anything to the contrary contained in this Lease, if there is total or substantial destruction to the Property and the repair of which actually takes a period beyond that date which is six (6) months after Tenant's notice of the occurrence of the total or substantial destruction (the "Outside Date"), then Tenant may, at Tenant's option, terminate this Lease by delivering written notice of such termination to Landlord, no later than thirty
(30) days after the Outside Date. Notwithstanding anything to the contrary contained in this Lease, if there is total or substantial destruction to the Property, Tenant shall have the right, at any time and from time to time to require Landlord to deliver to Tenant a written notice (the "Contractor Certificate") certifying to both Landlord and Tenant, in the reasonable opinion of Landlord's contractor, the amount of time required to repair or complete the repair of the destruction to the Property. If the contractor in the Contractor Certificate certifies that the repair of the destruction to the Property will take a period in excess of six (6) months from receipt of Tenant's request, then within fifteen (15) days after the delivery of the Contractor Certificate to Tenant, Tenant may, at Tenant's option, terminate this lease by delivering written notice of such termination to Landlord within such fifteen (15) day period. Notwithstanding the foregoing, Tenant shall not have any right to terminate this Lease under this Section 7.05 if the damage to the Property was caused by an act or omission of Tenant.

                                ARTICLE FIFTEEN:
                             LANDSCAPE MAINTENANCE:

           Notwithstanding the provisions of Sections 6.03 and 6.04, Landlord shall maintain, at Tenant's expense, the landscaping of the Property and, if applicable, the common areas. Such maintenance shall include gardening, tree trimming, replacement or repair of landscaping, landscape irrigation systems and similar items. Such maintenance shall also include sweeping and cleaning of asphalt, concrete or other surfaces on the driveway, parking areas, yard areas, loading areas or other paved or covered surfaces. In connection with Landlord's obligations under this Article, Landlord may enter into a contract with a landscape contractor of Landlord's choice to provide some (but not necessarily all) of the maintenance services listed above. Tenant's monthly cost of such contract, hereinafter referred to as the "Landscape Fee" is currently FOUR HUNDRED NINETY AND NO/100 DOLLARS ($490.00). Landlord shall use its best efforts to maintain competitive contracts and shall promptly notify Tenant of any increase in the Landscape Fee. Tenant agrees to pay monthly to Landlord, as additional rent, the Landscape Fee. Tenant shall make such payment together with Tenant's monthly rental payment, without the necessity of notice from Landlord. It is the understanding of the parties that the Landscape Fee only pertains to routine landscape maintenance on the Property and that Landlord may incur expenses in addition to the Landscape Fee in meeting its obligations set forth above. Tenant shall pay to Landlord, as additional rent, within ten (10) days after demand therefore, the cost of such additional expenses.

                                 ARTICLE SIXTEEN
                         REVENUE AND EXPENSE ACCOUNTING

           Landlord and Tenant agree that, for all purposes (including any determination under Section 467 of the Internal Revenue Code), rental income will accrue to the Landlord and rental expenses will accrue to the Tenant in the amounts and as of the dates rent is payable under the Lease.

                                ARTICLE SEVENTEEN
                                RELOCATION OPTION

           Landlord hereby grants the Tenant named in Section 1.03 (the "ORIGINAL TENANT") during the initial Lease Term, to substitute for the Property another Landlord owned property, containing not less than one hundred twenty percent (120%) of the rentable square footage of the original Property (the "RELOCATION SPACE"), which Relocation Space thereafter shall be deemed to be the Property demised by this Lease. Notwithstanding the foregoing, such relocation right shall be subordinate to all rights of existing and future tenants of Landlord to lease the Relocation Space (whether or not pursuant to presently existing rights of first offer, expansion options, must-take requirements, renewal, relocation or otherwise, whether or not such rights are pursuant to an express written provision in the lease of any such tenant, and regardless of whether any such lease of the Relocation Space is consummated pursuant to a lease amendment or a new lease) (collectively, the "SUPERIOR RIGHT HOLDER"), with respect to such Relocation Space. Tenant's right of relocation shall be on the terms and conditions set forth in this Article 17. Tenant shall pay the out-of-pocket expenses reasonably incurred by Landlord in connection with such substitution of the Property, and Landlord shall have no



                                 RIDER - Page 7
liability to Tenant for any loss incurred by Tenant as a result of the interruption of the conduct of Tenant's business or for expenses incurred by Tenant in connection with such relocation.

           17.1 Exercise of Option. The option contained in this Article 17 shall be exercised by the Original Tenant, if at all, and only in the following manner: (i) Tenant shall deliver written notice to Landlord (the "RELOCATION NOTICE"), stating that (a) Tenant is interested in exercising its option to relocate pursuant to the terms of this Article 17, (b) Tenant's square footage requirement (which shall not be less than a 30,000 square feet industrial building) and (c) the geographical area to which Tenant desires to relocate (the "TENANT'S REQUIREMENTS") and (ii) within fifteen (15) business days of Landlord's receipt of the Relocation Notice, Landlord shall notify Tenant ("LANDLORD'S LEASE NOTICE") with respect to the availability of any Landlord owned property that meets Tenant's Requirements during the period from the date of Landlord's receipt of the Relocation Notice through the date which is thirty
(30) days following the date of Landlord's receipt of the Relocation Notice. The Landlord's Notice shall describe the space so offered to Tenant and shall set forth the economic and noneconomic terms and conditions upon which Landlord is willing to lease such space to Tenant. For purposes hereof, space shall not be considered to be available for lease by Tenant hereunder at any time that Landlord has delivered a lease proposal or a lease document regarding the subject space to a prospective or existing tenant and Landlord and such prospective or existing tenant are participating in ongoing negotiations concerning the lease of such space or if such space is subject to a Superior Right Holder. Within thirty (30) days of Tenant's receipt of Landlord's Lease Notice (the "NEGOTIATION PERIOD"), Landlord and Tenant shall attempt to agree upon mutually acceptable "Relocation Rent," as that term is defined in Section
17.3 of this Lease. If Landlord and Tenant fail to reach agreement within the Negotiation Period, then the relocation option shall be void and of no further force or effect.

           17.2 Procedure for Acceptance. Upon the agreement of Landlord and Tenant of the Relocation Rent during the Negotiation Period, Tenant shall exercise its relocation right with respect to the Relocation Space by delivering notice to Landlord of Tenant's irrevocable intention to relocate with respect to all, but not less than all, of any available space as then currently demised ( the "TENANT'S ACCEPTANCE NOTICE"). If Tenant does not timely deliver to Landlord any notice as set forth in this Article 17 or fails to meet the other requirements set forth in this Article 17, then Tenant shall be deemed to have elected not to relocate and Landlord shall be free to lease the space(s) described in the Landlord's Notice to anyone to whom Landlord desires on any terms Landlord desires.

           17.3 Relocation Rent. The Base Rent for the Relocation Space payable by Tenant upon the "Relocation Space Commencement Date," as that term is defined in Section 17.5, shall be equal to such rent mutually agreed upon by Landlord and Tenant during the Negotiation Period. Tenant shall also be obligated to pay the Additional Rent for the Relocation Space. The Base Rent and Additional Rent for the Relocation Space shall be known herein collectively as the "RELOCATION RENT". In no event shall Landlord be obligated to provide or consider any tenant improvement or other allowances or concessions in connection with the Relocation Rent for the Relocation Space.

           17.4 Construction in The Relocation Space. Tenant shall take the Relocation Space in its "as is" condition, and Landlord shall not be obligated to provide or pay for any improvement work or serviced related to the improvement of the Relocation Space. The construction of improvements in the Relocation Space shall comply with the terms of Section 6.05 of this Lease.

           17.5 Amendment to Lease. If Tenant timely exercises Tenant's right to relocate as set forth herein, Landlord and Tenant shall within fifteen (15) days thereafter execute an amendment to this Lease upon the terms and condition set forth in this Article 17. Tenant shall deposit with Landlord, concurrently with Tenant's execution and delivery of the amendment to Landlord, cash in an amount equal to the additional monthly Base Rent, which amount shall be held as part of the Security Deposit. Tenant shall commence payment of the Relocation Rent for the Relocation Space and the term of the lease of the Relocation Space ("RELOCATION TERM") shall commence upon the date of delivery of the Relocation Space to Tenant (the "RELOCATION SPACE COMMENCEMENT DATE"). Notwithstanding the amount of time remaining in the Lease Term, the Relocation Term shall be at least five (5) years. Before the Relocation Space Commencement Date Tenant shall vacate, surrender and deliver exclusive possession of the initial Property to Landlord in accordance with the provisions of this Lease as set forth in Section
6.06 of this Lease. In the event that Tenant retains possession of the initial Property or any part thereof after the Relocation Space Commencement Date, then the provision of Section 2.04 of this Lease shall apply.

           17.6 Termination of Relocation Right. The rights contained in this
Article 17 shall be personal to the Original Tenant, and may only be exercised by Tenant (and not any assignee, sublessee or other transferee of



                                 RIDER - Page 8

Tenant's interest in this Lease) if Tenant occupies the entire Property. Tenant shall not have the right to lease the Relocation Space, as provided in this
Section 17, if, as of the date of the attempted exercise of any relocation right by Tenant, or as of the scheduled date of delivery of such Relocation Space to Tenant, Tenant is in default under this Lease or Tenant has previously been in default under this Lease on more than three (3) times during the Lease Term.



                                 RIDER - Page 9

                                      SIOR
                              OPTION TO EXTEND TERM
                                   LEASE RIDER


           This Rider is attached to and made part of that certain Lease (the "Lease") dated June 26, 1997 between Majestic Realty Co. and Patrician ASSOCIATES, Inc., both as California corporations, collectively as Landlord, and Luminex, Inc., a California corporation , as Tenant, covering the Property commonly known as 13710 Ramona Avenue, Chino, California (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent and conflicting provisions of the Lease.

A. OPTION(S) TO EXTEND TERM.

           1. Landlord hereby grants to Tenant two (2) option(s) (the "Option(s)") to extend the Lease Term for additional term(s) of three (3) years each (the "Extension(s)"), on the same terms and conditions as set forth in the Lease, but at an increased rent as set forth below. Each Option shall be exercised only by written notice delivered to Landlord at least one hundred eighty (180) days before the expiration of the Lease Term or the preceding Extension of the Lease Term, respectively. If Tenant fails to deliver Landlord written notice of the exercise f an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express conditions that (a) at the time of the exercise, and at all times prior to the commencement of such Extension, Tenant shall not be in default under any of the provisions of this Lease and (b) Tenant has not been more than ten (10) days late in the payment of rent more than a total of two (2) times during any twelve (12) month period of the Lease Term and all preceding Extensions.

           2. PERSONAL OPTIONS.

           The Option(s) are personal to the Tenant named in Section 1.03 of the Lease, any Tenant's affiliate described in Section 9.02 of the Lease or any entity which purchases all the stock of Tenant and all or substantially all of Tenant's assets ("Tenant Purchaser"). If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest under the Lease to any entity other than a Tenant Affiliate prior to the exercise of an Option (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease to any entity other than a Tenant Affiliate or Tenant Purchaser after the exercise of an Option but prior to the commencement of the respective Extension (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse and the Lease Term shall expire as if such Option were not exercised. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease in accordance with Article 9 of the Lease after the exercise of an Option and after the commencement of the Extension during which such sublease or transfer occurred and only the succeeding Options shall lapse.

B. CALCULATION OF RENT.

           The Base Rent during the Extension(s) shall be determined by one or a combination of the following methods (INDICATE YOUR CHOICE UPON EXECUTION OF THE LEASE):

              1.        Intentionally omitted.
              2.        Fair Rental value Adjustment (Section B(2), below)     X
              3.        Intentionally omitted.

           1. COST OF LIVING ADJUSTMENT. Intentionally omitted.

           2. FAIR RENTAL VALUE ADJUSTMENT.

           The Base Rent shall be increased on the first day of the first month(s) of the first and second Extension(s) of the Lease Term (the "Rental Adjustment Date(s)") to the "fair rental value" of the Property, determined in the following manner:

           (a) Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the fair rental value of the Property as of such Rental

Adjustment Date. If Landlord and Tenant have not agreed upon the fair rental value of the Property at least ninety (90) days prior to the applicable Rental Adjustment Date, the fair rental value shall be determined by appraisal, as follows:
(INDICATE YOUR CHOICE UPON EXECUTION OF THE LEASE):

                             Appraisal by Brokers. X

           (b) If Landlord and Tenant are not able to agree upon the fair rental value of the Property within the prescribed time period, then Landlord and Tenant shall attempt to agree in good faith upon a single appraiser or broker, as indicated above, not later than seventy-five (75) days prior to the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single appraiser/broker within such time period, then Landlord and Tenant shall each appoint one appraiser or broker, as indicated above, not later than sixty-five (65) days prior to the applicable Rental Adjustment Date. Within ten
(10) days thereafter, the two appointed appraisers/brokers shall appoint a third appraiser or broker, as indicated above. If either Landlord or Tenant fails to appoint its appraiser/broker within the prescribed time period, the single appraiser/broker appointed shall determine the fair rental value of the Property. If both parties fail to appoint appraisers/brokers within the prescribed time periods, then the first appraiser/ broker thereafter selected by to a party shall determine the fair rental value of the Property. Each party shall bear the cost of its own appraiser or broker and the parties shall share equally the cost of the single or third appraiser or broker, if applicable. If appraisers are used, such appraisers shall have at least five (5) years experience in the appraisal of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as MAI or equivalent. If brokers are used, such brokers shall have at least five (5) years experience in the sales of leasing of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as the Society of Industrial Realtors or equivalent.

           (c) For the purposes of such appraisal, the term "fair market value" shall mean the price that a ready and willing tenant would pay, as of the applicable Rental Adjustment Date, as monthly rent to a ready and willing Landlord of property comparable to the Property if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single appraiser/broker is chosen, then such appraiser/broker shall determine the fair rental value of the Property. Otherwise, the fair rental value of the Property shall be the arithmetic average of two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Base Rent be reduced by reason of such computation. Landlord and Tenant shall instruct the appraiser(s)/broker(s) to complete their determination f the faire rental value not later than thirty (30) days prior to the applicable Rental Adjustment Date. If the fair rental value is not determined prior to the applicable Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Base Rent applicable to the Property immediately prior to such Extension, until the fair rental value is determined. When he fair rental value of the Property is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within (1) day after receipt of such notice, the difference between the Base Rent actually paid by Tenant to Landlord and the new Base Rent determined hereunder.

           3. FIXED ADJUSTMENT. Intentionally omitted.

                                   EXHIBIT "B"


Record and Return To:

Principal Mutual Life Insurance Company
c/o The Principal Financial Group
711 High Street
Des Moines, Iowa 50392-1360
Attn..: Lisa M. Fiene

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT
                              D - _________________

           THIS AGREEMENT, made and entered into as of the ____ day of __________, 19___, by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation, with its principal office at 711 High Street Des Moines, Iowa 50392 (hereinafter called "Mortgagee"), PATRICIAN ASSOCIATES, INC., a California corporation and MAJESTIC REALTY CO., a California corporation with principal offices at 711 High Street, Des Moines, Iowa 50392 and 13191 Crossroads Parkway North, Sixth Floor, City of Industry, California 91746-3497, respectively (hereinafter called "Lessor") and ____________________________________, having its principal office at ____________ ___________________________________
(hereinafter called "Lessee");

           W I T N E S S E T H:

           WHEREAS, Lessee has by a written lease dated __________, 19___ as amended by __________________________ and all future amendments and extensions approved by Mortgagee (hereinafter called the "Lease") leased from Lessor all or part of certain real estate and improvements thereon located in the City of __________, California, as more particularly described in Exhibit A attached hereto (the "Demised Premises"); and

           WHEREAS, Lessor is encumbering the Demised Premises as security for a loan from Mortgagee to Lessor (the "Mortgage"); and

           [or]

           WHEREAS, Lessor has previously encumbered the Demised Premises as security for a loan from Lender to Lessor in the form of a Deed of Trust (hereinafter called the "Mortgage"); and

           WHEREAS, Lessee, Lessor and Mortgagee have agreed to the following with respect to their mutual rights and obligations pursuant to the Lease and the Mortgage;

           NOW, THEREFORE, for an in consideration of Ten Dollars ($10.00) paid by each party to the other and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

(1) Lessee's interest in the Lease and all rights of Lessee thereunder, including any purchase option, if any, shall be and are hereby declared subject and subordinate to the Mortgage upon the demised Premises and its terms, and term "Mortgage" as used herein shall also include any amendment, supplement, modification, renewal, refinance or replacement thereof.

(2) In the event of any foreclosure of the Mortgage or any conveyance in lieu of foreclosure, provided that the Lessee shall not \then be in default beyond any grace period under the Lease and that the Lease shall then be in full force and effect, then Mortgagee shall neither terminate the Lease nor join Lessee in foreclosure proceedings, nor disturb Lessee's possession, and the Lease shall continue in full force and effect as a direct lease between Lessee and Mortgagee.

(3) After the receipt by Lessee of notice from Mortgagee of any foreclosure of the Mortgage or any conveyance of the Demised Premises in lieu of foreclosure, Lessee will thereafter attorn to and recognize Mortgagee or any purchaser from Mortgagee at any foreclosure sale or otherwise as its substitute Lessor on the terms and conditions set forth in the Lease.

(4) Lessee shall not prepay any of the rents under the Lease more than one month in advance except with the prior written consent of Mortgagee.

(5) In no event shall Mortgagee be liable for the return of any security deposit, any act or omission of the Lessor, nor shall Mortgagee be subject to any offsets or deficiencies which Lessee may be entitled to assert against the Lessor as a result of any act or omission of Lessor occurring prior to Mortgagee's obtaining possession of the premises.

(6) The Lease may not be amended, altered, or terminated without the prior written consent of Mortgagee.

(7) This Agreement and its terms shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assign, including without limitation, any purchaser at any foreclosure sale.

(8) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one agreement.


           IN WITNESS WHEREOF, this Agreement has been fully executed under seal on the day and year first above written.

PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY, an Iowa corporation, Mortgagee

By: _________________________________
By: _________________________________

PATRICIAN ASSOCIATES, INC., a California corporation, Lessor

By: _________________________________
By: _________________________________

MAJESTIC REALTY CO., a California corporation, Lessor

By: _________________________________
By: _________________________________


_____________________________________
Lessee

By: _________________________________
By: _________________________________

                                   EXHIBIT "C"
                              ESTOPPEL CERTIFICATE


           The undersigned, _______________________, does hereby make the following statements:

1. They are the Tenant under a certain Lease dated with _____________________, as Landlord, leasing the Property commonly known as __________________________________, California.

2. The Lease dated ________________________ is in full force and effect and the undersigned is aware of no defaults under the terms and conditions of the Lease and has no offsets against rentals due the Landlord or to become due the Landlord, or, Landlord is in default under the terms and conditions of the Lease as follows:
________________________________________________________________________________
_______________________________________________________________________________.

3. The undersigned accepted possession of the Property on ______________________, the Lease Term began on ____________________________, and ends on ____________________, and the obligation to pay Base Rent begins on ________________________, pursuant to the terms and conditions of the Lease.

4. The total Base Rent to be paid pursuant to the terms of said Lease is not less than $___________ and no Base Rent has been paid more than one month in advance.

5. In the event of a default by the Landlord under any of the terms and conditions of the Lease, the undersigned at the same time notice thereof is given to the Landlord, will notify holder of any first mortgage or deed of trust covering the Property, provided Landlord has provided Tenant the address of such Mortgagee. In the event that the default is not cured by the Landlord with the time provided for under the terms and conditions of the Lease and provided the Mortgagee has given the undersigned written notice of Mortgagee's intention to cure such default, the undersigned will allow the Mortgagee the opportunity and sufficient additional time within which to correct Landlord's default, provided the Mortgagee diligently pursues such cure.

                                             ___________________________________


                                             By: _______________________________

                                             Title:  ___________________________

                                             Date: _____________________________

                                    EXHIBIT D

                               HAZARDOUS MATERIAL



                               EXHIBIT D - Page 1

                                    EXHIBIT E

                               TENANT WORK LETTER


           This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Property. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Property, in sequence, as such issues will arise during the actual construction of the Property. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles 1 through 17 of the Industrial Real Estate Lease (to which this Tenant Work Letter is attached as Exhibit E) and the Rider attached to this Lease, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portions of Sections 1 through 5 of this Tenant Work Letter.

                                    SECTION 1
                            DELIVERY OF THE PROPERTY

           Tenant acknowledges that Tenant has thoroughly examined the Property. Upon the full execution and delivery of this Lease by Landlord and Tenant, Landlord shall deliver the Property and Tenant shall accept the Property from Landlord in its presently existing "as is" condition as of the date of this Lease.

                                    SECTION 2
                               TENANT IMPROVEMENTS

           2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of EIGHTY SEVEN THOUSAND NO/100 DOLLARS ($87,000.00) for the costs relating to the initial design and construction of Tenant's improvements, which are permanently affixed to the Property (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance.

           2.2  Disbursement of the Tenant Improvement Allowance.

                     2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

                     2.2.1.1 Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, which payment shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to three percent (3%) of the Tenant Improvement Allowance, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter;

                     2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

                     2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, trash removal costs, parking fees, after-hours utilities usage and contractors' fees and general conditions;

                     2.2.1.4 The cost of any changes in the base building components of the Property, when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis) or to comply with applicable governmental regulations or building codes (collectively, the "Code"), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;



                               EXHIBIT E - Page 1

                     2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by Code;

                     2.2.1.6 Sales and use taxes and Title 24 fees;

                     2.2.1.7 The cost of cable and other telecommunications lines installed as part of the Tenant Improvements, but specifically excluding any costs in connection with the installation of Tenant's telephone service;

                     2.2.1.8 The cost of warehouse lighting to be installed in the Property in an amount not to exceed FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000.00); and

                     2.2.1.9 All other costs approved by or expended by Landlord in connection with the construction of the Tenant Improvements.

                     2.2.2 Disbursement of Tenant Improvement Allowance. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

                     2.2.2.1 Monthly Disbursements. On or before the occurrence of a uniform date designated by Landlord (the "Submittal Date") for each calendar month during the construction of the Tenant Improvements (or such other date as Landlord may designate), Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Property, detailing the portion of the work completed and the portion not completed, and demonstrating that the relationship between the cost of the work completed and the cost of the work to be completed complies with the terms of the "Final Costs," as that term is defined in Section 4.2.1 of this Tenant Work Letter; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.2.2.1 of this Tenant Work Letter, for labor rendered and materials delivered to the Property; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code
Section 3262(d); and (iv) all other information reasonably requested by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request. On or before the date occurring thirty (30) days after the Submittal Date, and assuming Landlord receives all of the information described in items (i) through (iv), above, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "Final Retention"), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the "Approved Working Drawings," as that term is defined in Section 3.4 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

                     2.2.2.2 Final Retention. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of construction of the Property, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Property, the curtain wall of the Property, or the structure or exterior appearance of the Property, and
(iii) Tenant's completion of the "Tenant's Completion Requirements," as that term is defined in Section 4.3 of this Tenant Work Letter.

                     2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of Section
6.05 of this Lease. Tenant shall have no claim to any Tenant Improvement Allowance not expended by Tenant within ninety (90) days after the date the construction of the Tenant



                               EXHIBIT E - Page 2

Improvements on the Property are completed pursuant to the "Approved Working Drawings," as that term is defined in Section 3.4, with the exception of any punch list items and any such sums shall be the sole property of Landlord.

           2.3 Standard Tenant Improvement Package. Landlord has established a Standard Outline of Specifications (the "Specifications"), which Specifications are partially set forth on Schedule 1, attached hereto, for some of the Property standard components to be used in the construction of the Tenant Improvements in the Property (collectively, the "Standard Improvement Package"). The quality of the Tenant Improvements must at a minimum comply with the applicable Specifications, provided that the Tenant Improvements shall comply with certain Specifications as designated by Landlord. Landlord may make changes to the Standard Improvement Package from time to time. Tenant's noncompliance with the Standard Improvement Package shall constitute a material default under this Lease.

                                    SECTION 3
                              CONSTRUCTION DRAWINGS

           3.1 Selection of Architect/Construction Drawings. Tenant shall retain an architect (the "Architect") and engineers (the "Engineers"), with at least five (5) years experience and whom shall be approved by Landlord, to prepare the plans and drawings (the "Construction Drawings"). The Engineers shall prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Property. All Construction Drawings shall comply with Landlord's drawing format and specifications and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section 5.05 of this Lease shall specifically apply to the Construction Drawings.

           3.2 Final Space Plan. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Property before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within three (3) business days after Landlord's receipt of the Final Space Plan for the Property if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

           3.3 Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Property, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within three (3) business days after Landlord's receipt of the Final Working Drawings for the Property if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith.

           3.4 Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Property by Tenant. After approval by Landlord of the Final Working Drawings, Architect shall submit the same to the City in which the Property is located for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Property and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or



                               EXHIBIT E - Page 3
certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

                                    SECTION 4
                     CONSTRUCTION OF THE TENANT IMPROVEMENTS

           4.1 Tenant's Selection of Contractors. Tenant shall retain a licensed general contractor with at least five (5) years experience as a licensed general contractor in good standing, and who is bondable (the "Contractor"), as contractor for the construction of the Tenant Improvements, which Contractor shall be approved by Landlord. The Contractor and all subcontractors shall be licensed by the Department of Consumer Affairs Contractors State License Board, State of California.

           4.2 Construction of Tenant Improvements by Tenant's Agents.

                     4.2.1 Construction Contract; Cost Budget. Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. The Tenant shall cause the Contract to include a copy of the Specifications. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed cost breakdown, by trade, of the final costs to be incurred in connection with the design and construction of the Tenant Improvements (the "Final Costs") and within three (3) business days of receipt, Landlord shall either approve the Final Costs or make reasonable modifications to the calculation of such Final Costs. Prior to the commencement of construction of the Tenant Improvements, Tenant shall supply Landlord with cash in an amount (the "Over-Allowance Amount") equal to the difference between the Final Costs and the Tenant Improvement Allowance. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any of the then remaining portion of the Tenant Improvement Allowance pursuant to the same procedure as the disbursement of the Tenant Improvement Allowance. In the event that after the Final Costs have been delivered by Landlord to Tenant, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs in excess of the Final Costs shall be paid by Tenant to Landlord immediately as an addition to the Over-Allowance Amount.

                     4.2.2 Tenant's Agents.

                     4.2.2.1 Landlord's General Conditions for Tenant's Agents and Tenant Improvement Work. Tenant, Contractor, and all subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents"), in the construction of the Tenant Improvements, shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant and Tenant's Agents shall not, in any way, interfere with, obstruct, or delay, the work of Landlord's base building contractor and subcontractors with respect to the base building or any other work in the Property; (iii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iv) Tenant shall abide by all rules made by Landlord or Landlord's Property manager with respect to any matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

                     4.2.2.2 Indemnity. Tenant's indemnity of Landlord as set forth in Section 5.01 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 5.01 of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Property.

                     4.2.2.3 Requirements of Tenant's Agents. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one
(1) year from the date of completion thereof.



                               EXHIBIT E - Page 4

Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Property and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                     4.2.2.4 Insurance Requirements.

                               4.2.2.4.1 General Coverages. All of Tenant's
Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Section 4.04 of this Lease, and the policies therefor shall insure Landlord and Tenant, as their interests may appear, as well as the Contractor and subcontractors.

                               4.2.2.4.2 Special Coverages. Tenant or Contractor
shall carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Section 4.04 of this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord.

                               4.2.2.4.3 General Terms. Certificates for all
insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter.

                     4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

                     4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements, Landlord may, take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect,



                               EXHIBIT E - Page 5
deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

           4.3 Notice of Completion; Copy of Updated Approved Working Drawings Plans.

                     4.3.1 Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Project is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense.

                     4.3.2 Tenant shall, at Tenant's sole cost and expense, cause Stewart Title Company to furnish a preliminary title report to Landlord, to verify that no liens have been recorded against the Property with respect to the Tenant Improvements, dated not less than thirty (30) days nor more than forty (40) days after the recordation of the Notice of Completion. If Tenant fails to do so, Landlord may request the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense.

                     4.3.3 At the conclusion of construction, (i) Tenant shall cause the Contractor (A) to update the Approved Working Drawings through annotated changes, as necessary, to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of Contractor's knowledge that such updated Approved Working Drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such updated Approved Working Drawings, together with any permits or similar documents issued by governmental agencies in connection with the construction of the Tenant Improvements, within ninety (90) days following issuance of a certificate of occupancy for the Property, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Property.

           Sections 4.3.1, 4.3.2 and 4.3.3 above shall be collectively referred to as "Tenant's Completion Requirements."

                                    SECTION 5
                                  MISCELLANEOUS

           5.1 Tenant's Representative. Tenant has designated Mr. Wasif Siddiqui as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

           5.2 Landlord's Representative. Landlord has designated Dennis Daze as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

           5.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references in this Tenant Work Letter to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

           5.4 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in Article 10 of this Lease or a default by Tenant under this Tenant Work Letter has occurred at any time on or before the substantial completion of the Property, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Property (in which case, Tenant shall be responsible for any delay in the substantial completion of the Property caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Property caused by such inaction by Landlord).



                               EXHIBIT E - Page 6

                            SCHEDULE 1 TO EXHIBIT E

                       STANDARD OUTLINE OF SPECIFICATIONS
                              FOR MAJESTIC SPECTRUM

Required to Perform T. I. Work Under Turn-Key Concept in Industrial Bldgs.

Prepare Preliminary Plans (for Landlord's and Tenant's approval).

Upon approval of Preliminary Plans - Prepare a guarantee maximum price quotation for contract purpose. Price to include the following:

WALLS

Adjacent to exterior concrete walls - 3-1/2" metal studs at 24" o.c. with 5/8" drywall and R-11 insulation.

Interior walls - 3-1/2" metal studs at 24" o.c. with 5/8" drywall and R-11 insulation in all walls dividing conditioned areas.

All drywall surfaces to have machine applied texture finish.

CEILINGS

Ceiling height in toilet areas 9'-0" - 2' x 4' standard metal T-Bar and lay-in acoustical tile units 5/8" thick. Ceiling height in toilet areas 8'-0" - 5/8" drywall attached to structural metal ceiling joists.

DOORS AND FRAMES

Prefinished browntone Timely redi-frames and stain grade Oak or Birch doors 3'-0" x 6'-8". Use solid core doors to toilet rooms and warehouse space, balance of doors to be hollow core.

PAINTING

Drywall surfaces in Office Areas - two (2) coats of flat wall paint; toilet room walls and ceilings- two (2) coats semi-gloss enamel; doors - stain and lacquer.

FLOOR COVERING

Vinyl composition tile - in all toilet rooms, carpeting ($l2.00/yard glued down
- in all Office Areas, 4: high topset rubber base - on all walls.

CERAMIC TILE

At urinal only (wall and floor).

MARLlTE

1/8" thick 4' high with metal trim on all walls in all toilet rooms.

FINISH HARDWARE AND TOILET ROOM ACCESSORIES

One (1) tissue dispenser at each W.C.
One (1) set of handicap grab bars in each toilet room.
One (1) 1/4" glass mirror in metal frame 16" x 24" at each sink.

Floor mounted metal toilet partitions in multi-occupant toilet room as required.



                        SCHEDULE 1 TO EXHIBIT E - Page 1

SHOWER IMPROVEMENT - REQUIREMENT

Shower facilities are required by the City of Chino as part of any new tenant improvement package.

ELECTRICAL

Lighting - Office Areas: 2'x4' four (4) tube fluorescent recessed fixtures designed to meet Title 24 requirements.
Toilet Rooms: 1'x4' or 1'x6' surface mounted fluorescent fixtures with wrap-around lens.
Convenience Outlets: Toilet rooms one (1) each.
Small Offices: Three (3) average.
Large Offices: 10' o.c. around room.
Special Outlets for D.F., Copier, H.V.A.C. equipment, etc. - if required.
Telephone: 3/4" empty conduit with pull wire for each desk location. Distribution panels, home runs, transformer, etc. - as required for complete job.

H.V.A.C.

Provide one (1) ton of air conditioning for every 350 sq. ft. of floor area. Use roof mounted package units (Carrier or equal - gas heating and electric cooling) set on wood platforms. Provide all required insulated duct work for proper air supply and return. Install thermostat and properly sized supply and return registers. Entire system shall meet Title 24 requirements.

PLUMBING

Sawcut, break, remove and haul concrete floor slab for sewer trench. Replace floor slab after sewer installation and trench backfill is properly tested. All plumbing fixtures to be American Standard or Kohler. Install 20-gallon (minimum size) gas fired water heater on platform above toilet rooms. Provide hot and cold water, vent and waste system per applicable codes. Install gas piping and condensate lines for H.V.A.C. equipment. Plumbing work shall meet Title 24 requirements.

FIRE SPRINKLER SYSTEM (If Applicable)

Install in accordance with County or City Fire Department requirements. Obtain Fire Department and I.S.O. approval. It is preferred that the original fire sprinkler contractor be used for the tenant improvement work.

MISCELLANEOUS WORK

1)         Provide platform over toilet room with proper guard rails.
2)         Provide platform on roof for H.V.A.C. equipment.
3) Provide Bilco or equal roof hatch and access ladders from warehouse floor to toilet room and from toilet room platform to roof hatch.
4) Install sheet metal air conditioning screen and patch roof at H.V.A.C. equipment and roof hatch.

PLANS AND ENGINEERING

Prepare working drawings for Landlord's and Tenant's approval; assure that roof structure can carry H.V.A.C. equipment load and roof screen. Electrical and mechanical plans to be signed by a licensed Engineer and to include Title 24 calculations. Fire sprinkler plans to be prepared by a qualified fire protection engineer. Assure that roof structure can carry additional piping loads and H.V.A.C. equipment.

PERMITS AND FEES

1)         Obtain Planning Department approval.
2)         Obtain Building Permit.
3)         Pay all required Plan Check and Permit fees.



                        SCHEDULE 1 TO EXHIBIT E - Page 2

CONSTRUCTION

1) Construct all work in accordance with approved plans (approved by Landlord, Tenant and Building Department).
2)         Keep project lien free.
3)         Submit proper legal releases with monthly pay requests.

POST-CONSTRUCTION REQUIREMENTS (Prior to Retention Payment)

1) Provide Guarantees (General Contractor's and Subcontractor's guarantees).

           a.         One (1) year all trades.

           b.         Roofing two (2) years minimum.

           c. H.V.A.C. equipment (90 days - free labor and material maintenance and five (5) year compressor warranty on equipment).

           d.         Prepare and submit maintenance contract for H.V.A.C.
                      equipment.

2)         Notice of Completion.

           a.         Prepare Notice of Completion for Landlord's signature.

           b.         Obtain Landlord's signature and record with County
                      Recorder.

3)         As-Built Drawings and Operating Manuals

                      a.         Provide three (3) sets of
                                 Instructions/Operating Manuals for all
                                 equipment installed, i.e. H.V.A.C.

                      b.         Provide as-built drawings for project, i.e.
                                 electrical, H.V.A.C. plumbing, fire sprinklers and architectural and structural, if changes were incorporated into the project.

MEZZANINE CONSTRUCTION

The second floor mezzanine structure shall be engineered to provide for a minimum live load of 100 pounds per square foot as calculated by a licensed structural engineer in the State of California.



                        SCHEDULE 1 TO EXHIBIT E - Page 3

                                    EXHIBIT F

                              FORM LETTER OF CREDIT


                       (Letterhead of a money center bank
                           acceptable to the Landlord)

______________, 1997

Majestic Realty Co. and Patrician Associates, Inc.
13191 Crossroads Parkway North, 6th Floor
City of Industry, CA 91746

Gentlemen:

           We hereby establish our Irrevocable Letter of Credit and authorize you to draw on us at sight for the account Majestic Realty Co. and Patrician Associates, Inc., both California corporations, the aggregate amount of THIRTY-THREE THOUSAND SEVEN HUNDRED AND FIFTY DOLLARS AND NO/100 ($33,750.00).

           Funds under this Letter of Credit are available to the beneficiary hereof as follows:

           Any or all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof by a vice president, senior vice president, executive vice president, first vice president or president ("Representative") of Majestic Realty Co. or Patrician Associates, Inc., both California corporations (collectively, "Beneficiary") when accompanied by this Letter of Credit and a written statement signed by a Representative of Beneficiary, certifying that such moneys are due and owing to Beneficiary, and a sight draft executed and endorsed by a Representative of Beneficiary.

           This Letter of Credit is transferable in its entirety. Should a transfer be desired, such transfer will be subject to the return to us of this advice, together with written instructions.

           The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the certification specified above.

           This Letter of Credit shall expire on ___________________.

           Notwithstanding the above expiration date of this Letter of Credit, the term of this Letter of Credit shall be automatically renewed for successive, additional one (1) year periods unless, at least sixty (60) days prior to any such date of expiration, the undersigned shall give written notice to Beneficiary, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given to the undersigned by Beneficiary, that this Letter of Credit will not be renewed.

           This Letter of Credit is governed by the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication 400.

                                             Very truly yours,

                                             (Name of Issuing Bank)



                                             By: ______________________________



                               EXHIBIT F - Page 1

                                GUARANTY OF LEASE

           This Guaranty of Lease (the "Guaranty") is attached to and made part of that certain real estate Lease (the "Lease") dated _________________________, between Majestic Realty Co. and Patrician Associates, Inc. , both as California corporations, collectively, as Landlord, and Luminex, Inc., a California corporation , as Tenant, covering the Property commonly known as 13710 Ramona Avenue, Chino, California . The terms used in this Guaranty shall have the same definitions as set forth in the Lease. In order to induce Land-lord to enter into the Lease with Tenant, Mr. Wasif Siddiqui, an individual ("Guarantors"), have agreed to execute and deliver this Guaranty to Landlord. Each Guarantor acknowledges that Landlord would not enter into the Lease if each Guarantor did not execute and deliver this Guaranty to Landlord.

           1. GUARANTY. In consideration of the execution of the Lease by Landlord and as a material inducement to Landlord to execute the Lease, each Guarantor hereby irrevocably, unconditionally, jointly and severally guarantees the full, timely and complete (a) payment of all rent and other sums payable by Tenant to Landlord under the Lease, and any amendments or modifications thereto by agreement or course of conduct. The payment of those amounts and performance of those obligations shall be conducted in accordance with all terms, covenants and conditions set forth in the Lease, without deduction, offset or excuse of any nature and without regard to the enforceability or validity of the Lease, or any part thereof, or any disability of Tenant.

           2. LANDLORD'S RIGHTS. Landlord may perform any of the following acts at any time during the Lease Term, without notice to or assent of any Guarantor and without in a any way releasing, affecting or impairing any of Guarantor's obligations or liabilities under the Guaranty: (a) alter, modify or amend the Lease by agreement or course of conduct, (b) grant extensions or renewals of the Lease, (c) assign or otherwise transfer its interest in the Lease, the Property, or this Guaranty, (d) consent to any transfer or assignment of Tenant's or any future tenant's interest under the Lease, (e) release one or more Guarantor, or amend or modify this Guaranty with respect to any Guarantor, without releasing or discharging any other Guarantor from any of such Guarantor's obligations or liabilities under this Guaranty, (f) take and hold security from Tenant for the payment of the Lease exchange, enforce, waive and release any such security (g) apply such security and direct the order or manner of sale thereof as Landlord, in its sole discretion, deems appropriate, and (h) foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor under this Guaranty, except to the extent the indebtedness has been paid.

           3. TENANT'S DEFAULT. This Guaranty is a guaranty of payment and performance, and not of collection. Upon any breach or default by Tenant under the Lease, Landlord may proceed immediately against Tenant and/or any Guarantor to enforce any of Landlord's rights or remedies against Tenant or any Guarantor pursuant to this Guaranty, the Lease, or at law or in equity without notice to or demand upon either Tenant or any Guarantor. This Guaranty shall not be released, modified or affected by any failure or delay by Landlord to enforce any of its rights or remedies under the Lease or this Guaranty, or at law or in equity.

           4. GUARANTOR'S WAIVERS. Each Guarantor hereby waives (a) presentment, demand for payment and protest of non-performance under the Lease, (b) notice of any kind including, without limitation, notice of acceptance of this Guaranty, protest, presentment, demand for payment, default, nonpayment, or the creation or incurring of new or additional obligations of Tenant to Landlord, (c) any right to require Landlord to enforce its rights or remedies against Tenant under the Lease, or otherwise, or against any other Guarantor, (d) any right to require Landlord to proceed against any security held from tenant or any other party, (e) any right of subrogation and (f) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantors against Landlord or any such security, whether resulting from an election by Landlord, or otherwise. Any part payment by Tenant or other circumstance which operates to toll any statute of limitations as to Tenant shall operate to toll the statute of limitations as to Guaranty.

           5. SEPARATE AND DISTINCT OBLIGATIONS. Each Guarantor acknowledges and agrees that such Guarantor's obligations to Landlord under this Guaranty are separate and distinct from tenant's obligations to Landlord under eh Lease. The occurrence of any of the following events shall not have any effect whatsoever on any Guarantor's obligations to Landlord hereunder, each of which obligations shall continue in full force or effect as though such event had not occurred;
(a) the commencement by Tenant of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended or replace, or any other applicable federal or state bankruptcy, insolvency or other similar law (collectively, the "Bankruptcy Laws"), (b) the consent by Tenant to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of Tenant or for any substantial part of its property, (c) any assignment by Tenant for the benefit of creditors, (d) the failure of Tenant generally to pay its debts as such debts become due, (e) the taking of corporate action by Tenant in the furtherance of any of the foregoing; or (f) the entry of a decree or order for relief by a court having jurisdiction in respect of Tenant in any involuntary case under the Bankruptcy Laws, or appointing a receiver, liquidator, assigned, custodian, trustee, sequestrator (or similar official) of Tenant or for any substantial part of its property, or ordering the winding up or liquidation of any of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days. The liability of Guarantors under this Guaranty is not and shall not be affected or impaired by any payment made to Landlord under or related to the Lease for which Landlord is required to reimburse Tenant pursuant to any court order or in settlement of any dispute, controversy or litigation in any bankruptcy, reorganization, arrangement, moratorium or other federal or state debtor relief proceeding. If , during any such proceeding, the Lease is assumed by Tenant or any trustee, or thereafter assigned by Tenant or any trustee to a trustee or any such third party's obligations under the Lease.

           6. SUBORDINATION. All existing and future advances by Guarantor to Tenant, and all existing and future debts of Tenant to any Guarantor, shall be subordinated to all obligations owed to Landlord under the Lease and this Guaranty.

           7. SUCCESSORS AND ASSIGNS. This Guaranty binds each Guarantor's personal representatives, successors and assign.

           8. ENCUMBRANCES. If Landlord's interest in the Property or the Lease, or the rents, issues or profits therefrom, are subject to any deed of trust, mortgage or assignment for security, any Guarantor's acquisition of Landlord's interest in the Property or Lease shall not affect any of Guarantor's obligations under this Guaranty. In such event, this Guaranty shall nevertheless continue in full force and effect for the benefit of any mortgagee, beneficiary, trustee or assignee or any purchaser at any sale by judicial foreclosure or under any private power of sale, and their successors and assigns. Any married Guarantor expressly agrees that Landlord has recourse against any Guarantor's separate property for all of such Guarantor's obligations hereunder.

           9. GUARANTOR'S DUTY. Guarantors assume the responsibility to remain informed of the financial condition of Tenant, and of all other circumstances bearing upon the risk of Tenant's default, which reasonable inquiry would reveal and agree that Landlord shall have no duty to advise Guarantors of information known to it regarding such condition or any such circumstance.

           10. LANDLORD'S RELIANCE. Landlord shall not be required to inquire into the powers of Tenant or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

           11. INCORPORATION OF CERTAIN LEASE PROVISIONS. Each Guarantor hereby represents and warrants to Landlord that such Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Landlord against Tenant, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, the applicable laws which govern the interpretation of the Lease and the authority of the Tenant to execute the Lease are incorporated herein the their entirety by this reference and made a part hereof. Any reference in those provisions to "Tenant" shall mean each Guarantor and any reference in those provisions to the "Lease" shall mean this Guaranty, except that (a) any notice which any Guarantor desires or is required to provide to Landlord shall be effective only if signed by all Guarantors and (b) any notice which Landlord desires or is required to provide to any Guarantor shall be sent to such Guarantor at such Guarantor's address indicted below, or if no address is indicated below, at the address for notices to be sent to Tenant under the Lease.

           Notwithstanding anything contrary in this Guaranty, if Tenant has not been in default under the Lease more than three (3) times during the initial Lease Term, then the Guarantor, shall be released from liability upon expiration of the initial Lease Term.

Signed on                        , 19         Mr. Wasif Siddiqui, an individual
          -----------------------    -----    ----------------------------------
                                              By:    /s/ WASIF A. SIDDIQUI
-------------------------------------            -------------------------------
                                              Its
------------------------------------             -------------------------------
                Address

Signed on                  , 19
          -----------------    -----            --------------------------------
--------------------------                   By:    /s/ Tasneem Siddiqui
---------------------------                     --------------------------------
          Address                             Its:
                                                  ------------------------------

           THIS PRINTED FORM GUARANTY HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL REALTORS, INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL REALTORS, INC., ITS LEGAL COUNSEL, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS GUARANTY OR OF THIS TRANSACTION. EACH GUARANTOR SHOULD RETAIN LEGAL COUNSEL TO ADVISE SUCH GUARANTOR ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.